CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS ARE MARKED AS "[XXXX]" ALONG WITH A FOOTNOTE INDICATING THAT THE INFORMATION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.


                                    AMENDMENT
                                       to
                             Distribution Agreement
                                 by and between
                              Applied Biotech, Inc.
                                       and
                             Synova Healthcare, Inc.

This Amendment ("AMENDMENT") to the Distribution Agreement (the "AGREEMENT") made as of the 23rd day of June, 2003, by and between ABI and SYNOVA, is made, entered into, and effective as of the February 3, 2005, by and between ABI (a subsidiary of Inverness Medical Innovations, Inc.) and SYNOVA. Except for such terms as are expressly defined herein, all capitalized terms in this Amendment shall have the same meaning as those contained in the Agreement.

WHEREAS, ABI and SYNOVA are parties to the Agreement, which Agreement is in full force and effect; and,

WHEREAS, ABI and SYNOVA desire to extend their contractual relationship beyond the term set forth in the Agreement, to expand the territory in which SYNOVA shall be authorized under the Agreement to market, promote, solicit, sell, and distribute the "Product" (but no other products which were included in Exhibit
1.9 of the Agreement), and to amend certain other terms and conditions of the Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound legally, ABI and SYNOVA agree as follows:

1. In the Preamble of the Agreement, the address given for SYNOVA is amended to read, in its entirety:

     1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063.

2.   Section 1.12 of the Agreement is amended to read, in its entirety:


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

     "Territory" means the United States, except with respect to the Product only, in which event "Territory" shall also include [XXXX](1) and [XXXX](1). For the avoidance of doubt, the Territory shall not be expanded for the remainder of the Product Line.

3. In Section 3.3(a) of the Agreement, the word "pieces" is replaced with "Units."

4. The first sentence of Section 3.4(a) of the Agreement is amended to read, in its entirety:

     ABI shall ship Product that is ordered by SYNOVA, (i) FOB ABI's facility in San Diego, California, or (ii) FOB the facility of ABI's designee, in accordance with the quantities, delivery dates, and delivery and shipping instructions specified in SYNOVA's purchase orders.

5. In the third sentence of Section 3.4(b) of the Agreement, the word "kits" is replaced with "Units."

6. The seventh sentence of Section 3.4(b) of the Agreement is amended to read, in its entirety:

     SYNOVA shall pay all invoices within thirty (30) days of the shipment of the product from ABI's warehouse (or, for shipments to be made from the warehouse of ABI's designee, within thirty (30) days of the shipment of the product from the warehouse of ABI's designee).

7. The first sentence of Section 4.6 of the Agreement is amended to read, in its entirety:

     SYNOVA reserves the right to audit ABI's facilities (and the facilities of ABI's designee referenced in Section 3.4(a), above), at its own expense as reasonably necessary.

8. The second sentence of Section 4.6 of the Agreement is amended to read, in relevant part:

     ... SYNOVA shall be entitled to conduct only one audit of each facility per Contract Year; ...

9. The second and third sentences of Section 6.1 of the Agreement are amended to read, in their entirety:

     SYNOVA will be responsible for and bear all of its costs related to any registrations or other filings necessary with the applicable governments of [XXXX](1) and [XXXX](1) in order for SYNOVA to market the Product in [XXXX](1) and [XXXX](1). ABI shall own all 510(k) registrations and updates and U.S. filings.

10. In Section 6.6 of the Agreement, the reference to "Section 1.4" is replaced with a reference to "Section 6.6."

-----------
(1) Filed under an application for confidential treatment.


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


11. Section 8.1 of the Agreement is amended to include a new subsection (d) to read, in its entirety:

     (d) No product in the Product Line and no exercise by SYNOVA of any of the rights granted to it under this Agreement infringes, to the extent such products and /or rights are granted by ABI, violates, or interferes with any patent, trademark, copyright, trade secret, or other intellectual property or proprietary right of any person or entity.

12. Section 11.1 of the Agreement is amended to read, in its entirety:

     a. GENERAL. This Agreement may be terminated only upon mutual agreement of the parties or as otherwise expressly provided in this Section 11.

     b. CONTRACT TERM FOR THE "PRODUCT LINE". For purposes of this subparagraph, the "Product Line" shall refer to all products listed in Exhibit 1.9 the Agreement with the sole exception of the Product. For purposes of the Product Line, and subject to the other rights of termination set forth in the Agreement (i) the initial term of this Agreement shall commence on the Effective Date, and shall continue in effect until the last day of the third (3rd) Contract Year; and (ii) thereafter the Agreement shall automatically renew for a period of two (2) Contract Years each, unless one party provides the other with a written notice of termination at least sixty (60) days prior to the end of the third (3rd) Contract Year, or any subsequent 2-year contract term extension,

     c. CONTRACT TERM FOR THE PRODUCT. For purposes of the Product only, and subject to the other rights of termination set forth in the Agreement, (i) the initial term of this Agreement shall commence on the Effective Date, and shall continue in effect until the last day of the tenth (10th) Contract Year; and (ii) thereafter the Agreement shall automatically renew for a period of two (2) Contract Years each, unless one party provides the other with a written notice of termination at least sixty (60) days prior to the end of the tenth (10th) Contract Year, or of any subsequent 2-year contract term extension.

13. A new sentence shall be added at the end of Section 11.2 of the Agreement to read, in its entirety:

     If, for any Contract Year beginning in 2005, SYNOVA fails to purchase from ABI at least 600,000 Units of Product, ABI shall have the right to serve notice of termination of this Agreement at any time within the first sixty
     (60) days of the following Contract Year, which notice shall become effective thirty (30) days thereafter.

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
14.  Section 12.1(a) of the Agreement is amended to read, in its entirety:

     If to SYNOVA:                               with a copy to:

     Synova Healthcare, Inc.                     Alan Zeiger, Esquire
     1400 North Providence Road, Ste. 6010       Blank Rome LLP
     Media, PA 19063                             One Logan Square
     Attn: Chief Executive Officer               Philadelphia, PA 19103
     Facsimile: (610) 356-6290                   Facsimile: (215) 832-5754

15.  Section 12.1(b) of the Agreement is amended to read, in its entirety:

     If to ABI:                              with a copy to:

     Inverness Medical Innovations, Inc.     Inverness Medical Innovations, Inc.
     Attn:  President                        Attn: General Counsel
     51 Sawyer Road                          51 Sawyer Road
     Suite 200                               Suite 200
     Waltham, MA  02453                      Waltham, MA  02453
     Facsimile: (781) 647-3939               Facsimile: (781) 647-3939

16. Under the reference to Cat. # "FSH" in Exhibit 1.9 to the Agreement, the phrase "100,000 piece minimum order" is replaced, in its entirety, with "100,000 Unit minimum order."

17. Under the reference to Cat. # "FSH" in Exhibit 3.1 to the Agreement, the phrase "100,000 piece minimum order" is replaced, in its entirety, with "100,000 Unit minimum order."

18. This Amendment may be executed in any number of counterparts, each of which shall upon delivery to the other party be deemed an original, but all of which shall be deemed the same instrument.

19. This Amendment, including its preamble, constitutes the entire agreement between the parties with respect to the presently contemplated amendment of the Agreement and supersedes all prior agreements, negotiations, representations, communications, and proposals, written or oral, express or implied, between the parties regarding the contemplated amendment.

IN WITNESS WHEREOF, the parties have hereto by their duly authorized representatives executed and delivered this Amendment.


SYNOVA HEALTHCARE, INC.                     APPLIED BIOTECH, INC.


By:     /s/ Stephen E. King                By:     /s/ Anthony J. Bernardo
      -----------------------                    --------------------------
Name:   Stephen E. King                    Name:   Anthony J. Bernardo
      -----------------------                    --------------------------
Title:  CEO                                Title:  President
      -----------------------                    --------------------------

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